UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026

Public Policy Holding Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43077	87-3557229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Capitol Street NW, Washington, DC	20002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 688-0020
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PPHC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 12, 2026, Public Policy Holding Company, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders. A total of 21,655,671 shares of common stock (the “Common Stock”) were present in person or represented by proxy at the meeting, representing 21,655,671 votes or approximately 74.86% of the combined voting power of the Company’s outstanding Common Stock as of the March 23, 2026 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2026.
Item 1 - Election of three Class II Directors to serve until the Company’s 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes AGAINST	Votes WITHHELD / ABSTAINED	Broker Non-Votes
Kathleen L. Casey	20,054,161	93,831	6,574	1,501,105
Roeland Smits	19,514,364	633,628	6,574	1,501,105
Benjamin Ginsberg	18,318,479	1,836,085	2	1,501,105

Item 2 - Ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes WITHHELD / ABSTAINED
21,654,757	914	0

Item 3 – Allow electronic distribution of annual reports and other stockholder communications.

Votes FOR	Votes AGAINST	Votes WITHHELD / ABSTAINED	Broker Non-Votes
20,141,981	12,585	0	1,501,105

Based on the foregoing votes, Kathleen L. Casey, Roeland Smits and Benjamin Ginsberg were elected as Class II Directors and Items 2 and 3 were approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026

Public Policy Holding Company, Inc.

	By:	/s/ George Stewart Hall
	Name:	George Stewart Hall
	Title:	Chief Executive Officer